. . . OceanFirst Financial Corp. Investor Day September 12, 2018 110 West Front Street, Red Bank, NJ 07701 Webcast Link: http://irsolutions.snl.com/corporateprofile.aspx?iid=102614 . . .

I N V E S T O R D A Y P R E S E N T A T I O N . . . Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. . . . S E P T E M B E R | 2018 2

I N V E S T O R D A Y P R E S E N T A T I O N . . . Discussion Topics Welcome Introduction Digital & Customer Strategy Satisfaction Corporate Cash Risk Cyber Management Landscape Security . . . S E P T E M B E R | 2018 IT & Operations Panel Discussion Closing Remarks 3

. . . Welcome Christopher Maher Chairman and Chief Executive Officer

I N V E S T O R D A Y P R E S E N T A T I O N . . . Strategic Objectives: 2018-2023 • Expand human capital – breadth & depth • Demonstrate consistent and broad top quality performance • ROA • Net interest margin • Asset quality • ROTCE • Efficiency ratio • Regulatory compliance • Expand product line • Consumer banking • Commercial banking • Use direct bank platform to extend market leadership in core markets • Improve operating scale with organic growth and acquisitions • Focus on existing geography (PA/NJ/NY) with expansion into contiguous areas • Maintain record of risk management and regulatory compliance . . . W E L C O M E 5

. . . Introduction & Customer Satisfaction Joseph Lebel Executive Vice President & Chief Banking Officer

INVESTOR DAY PRESENTATION

Net Promoter Score (NPS) Overview

The Net Promoter Score is determined by subtracting the ***% of detractors*** from the ***% of promoters***. However, in order to obtain the % of each, you must take into consideration the total number of responses, including ***passives***.

20 Responses: 14 Promoters/2 Passives/4 Detractors:


10%
70%
-
20%
= 50%

50%

% Promoters − % Detractors = Net Promoter Score (NPS)

-100 ***Possible Scores*** +100

CUSTOMER SATISFACTION

7

I N V E S T O R D A Y P R E S E N T A T I O N . . . Quantitative Management of Client Satisfaction 78k+ customers added with Cape 57k+ customers 80% conversion. added with OCH 70k+ customers conversion. added with Sun conversion. 70% 60% 50% 40% 41% - 2017 Bank Industry Average1 30% 20% SAMPLE: Customer level data allows for analysis • 20,127 Responses by bank of origination, channel usage, • 400/Business Day product segment and demographic data. 10% . . . 0% May-16 Aug-16 Nov-16 Feb-17 May-17 Aug-17 Nov-17 Feb-18 May-18 Aug-18 C U S T O M E R S A T I S F A C T I O N 8 1Based on a PM Independent Research – 2018 Benchmarking Study conducted on consumers in 2017.

. . . Digital Strategy David R. Howard President, Digital Strategy & Innovation

INVESTOR DAY PRESENTATION

OCEANFIRST

Digital Strategy Introduction

Why are we focusing on this?

- OceanFirst has been tech-savvy as compared to community bank peers
- The gap to best-in-class was more significant
- Strategy is to be a Fast Follower

Discussion Topics

- Research
- Products
- People
- Infrastructure
- What's Next
- Q&A

DIGITAL STRATEGY

10

INVESTOR DAY PRESENTATION

Digital Strategy: Strategic Focus 2017-2018

- Digital strategy team



Rebecca Rothstein, *Customer Experience Officer*



Tricia Ciliberto, *Senior Marketing Officer*

Richard DiLouie, *Quantitative Analytics*



Jillian Santanello, *Instructional Designer*



- Six-month R & D project
    - Full review of all of OFB's digital capabilities
    - Measure OFB against peers and against best-in-class

Team of professionals dedicated to Digital Strategy.

DIGITAL STRATEGY

11

INVESTOR DAY PRESENTATION

Digital Product Offerings

OCEANFIRST













- Online Banking
- Mobile Banking Apps
- Biometric ID Verification
- Remote Check Deposit
- Bill Pay
- P2P Transfers
- Online Account Opening
- Apple Pay
- Samsung Pay
- Google Pay
- Digital Loyalty Programs
- CardValet Fraud Mitigation
- Video Banking
- Money Management (PFM)

CardValet

Pay

SAMSUNG pay

G Pay







Every digital product has been upgraded or replaced.

DIGITAL STRATEGY

12

INVESTOR DAY PRESENTATION

Personal Financial Management in OFB's App

OCEANFIRST

Link Accounts



More
Money Management
Accounts
Transactions
Spending
Budgets
+ Add an Account
CHECKING 1
KIDS SAVE SMART STATEM...
$25.00
Dave Rollover IRA
Dave and Stacy
Eliza College

Track Spending



More
Money Management
Accounts
Transactions
Spending
Budgets
Total Amount
$9,088.12
Spending
Income
Education
Food & Dining
Other
Fees & Charges

Budgeting



More
Money Management
Food & Dining
$4,892 /
Uncategorized
-$17,870 /

Digital Promotion



Get Mobile hAPPy!



Introducing Money Management

New PFM tool brings OFB to parity with Best-In-Class (Finn & Moven).

DIGITAL STRATEGY

13

INVESTOR DAY PRESENTATION

Online Account Opening Upgrade

OceanFirst

	Old	New
Products	Limited products (primarily CDs) No promotional use	★ Nearly all retail products ★ ~10 promotion spaces available ★ Rewards banking, Fresh Start
Mobility	Traditional computer only	★ Simple, mobile first design ★ Branch use BEYOND the branch
KYC Screening	★ Best-In-Class	★ Best-In-Class
Data Input	100% manual for new customers	★ Prepopulated using driver's license
Documentation	NA	★ Plain English
# of Steps to Complete	27	★ 10
Analytics	No Insight available	★ Google analytics, page level tracking
Save Draft	NA	★ Customer can save partial application ★ Data captured earlier in flow – outreach potential

New opening process brings OFB to parity with Simple & Capital One.

DIGITAL STRATEGY

14

I N V E S T O R D A Y P R E S E N T A T I O N . . . Account Opening: Process & Dashboards . . . D I G I T A L S T R A T E G Y Robust monitoring protects against fraud and allows tailored customer outreach. 15

I N V E S T O R D A Y P R E S E N T A T I O N . . . Web Based Investing with A Human Touch Customized Risk-Based Portfolios . . . D I G I T A L S T R A T E G Y On parity with SigFig and serves beginning savers to high net worth customers. 16

I N V E S T O R D A Y P R E S E N T A T I O N . . . Digital Banking Culture Gap Online Banking Bill Pay Digital Payments Security & Safety Certified Digital Week 1 2 3 4 5 6 7 Banker Training Money Mobile App eWallets Management Team Goals Employee Mobile Usage Key Metric % Weight 100% Deposit Growth ($) 25% 75% 75% Customer Growth (#) 25% 49% Regional Net Promoter Score (%) 25% 50% Mobile Usage (%) 25% 25% Role Target Quarterly Payout Branch Manager $2,000 0% Head Teller $850 1/1/2017 7/1/2017 1/1/2018 7/1/2018 Personal Banker $450 Retail Staff Teller $350 . . . D I G I T A L S T R A T E G Y Training and compensation employee behavior customer mobile usage. 17

INVESTOR DAY PRESENTATION

Customer Mobile Activation


Mobile Activations Up 26%
27%
25%
23%
21%
19%
17%
15%
18.6%
23.4%
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18

Acquired banks all had lower mobile usage:

- Cape: 14%
- Ocean City: 20%
- Sun: 16%

Branches are sharing best practices:

- Highest branch (OFB): 42%
- Lowest branch (Sun): 9%

New accounts are more mobile:

- New accounts - online : 70%
- New accounts - branch: 40%

Bankwide, improvement is impressive; there is still room for improvement.

DIGITAL STRATEGY

18

INVESTOR DAY PRESENTATION

OCEANFIRST

Definition of Service Has Changed

Old Style

- What's my balance
- I forgot my password
- I lost my debit card
- Multiple calls or referrals to a branch
- Several day delay in responsiveness

New Style

- Converting to "Customer Help Desk"
  - Support phone, text, chat, email, and social media channels
  - Help customers set-up online bill-pay, often 30+ minute sessions
  - Assist customers with their Apple Watches and downloading the mobile app
  - Teach customers how to use Venmo, PayPal, GooglePay
  - Product knowledge specialists
- One call resolution
- Phase 2 will include online appointment scheduling and video chat.

What customers need from us will continue to evolve.

DIGITAL STRATEGY

19

I N V E S T O R D A Y P R E S E N T A T I O N . . . Customer Service Infrastructure Upgrade Agent Availability per Interval 30.0 20.0 Agents Available 10.0 Abandoned 0.0 Agents required 6:45 7:30 8:15 9:00 9:45 13:30 10:30 11:15 12:00 12:45 14:15 15:00 15:45 16:30 17:15 18:00 18:45 • Total Sessions: 1049 • Total Abandoned: 91 • Abandoned Rate: 8% . . . D I G I T A L S T R A T E G Y New space, new interview tools, new scheduling model – all built in the last 2 years. 20

INVESTOR DAY PRESENTATION

Tangible Results

OceanFirst

Mobile Apps 90-Day Active Up 52% y/y	Retail Online Banking Registration Up 37% y/y
Mobile Deposits Up 84% y/y	Monthly Bills Paid Digitally Up 15% y/y

307 Certified Digital Bankers

Branch staff trained to support our customers' use and adoption of digital services.

- Delivering results that are measurable, repeatable, and scalable, which:
  - Increase customer retention
  - Increase share of wallet
  - Reduce cost to serve
  - Anticipate and support evolving customer needs
- Mobile active customers grew from 14,000 to over 37,000 since 2016

Benchmarking against the industry is difficult, but progress is rapid.

*Data as of June 30, 2018

DIGITAL STRATEGY

21

INVESTOR DAY PRESENTATION

Partners and Benchmarks

OUR PARTNERS:

- nest egg
- salesforce
- Bottomline Technologies
- MX NEXT-GEN PFM
- MARQUIS
- fiserv.
- digital insight
- laurel road
- HireVue
- THOUGHTSPOT

WE FOLLOW:

- SIGFIG
- Betterment
- EV
- Capital One
- SIMPLE
- finn by Chase
- Marcus: BY GOLDMAN SACHS
- ROCKET MORTGAGE by Quicken Loans
- ondeck
- LendingClub
- M
- mint

WE SUPPORT:

- Zelle
- venmo
- Square
- PayPal
- Pay

We try to be a "fast follower" by partnering with or being customers of the Best-In-Class.

OCEANFIRST

DIGITAL STRATEGY

22

INVESTOR DAY PRESENTATION

OCEANFIRST

What's Next

- Foundation is ready

People | Products | Infrastructure

- Digital promotion stage has arrived
  - Targeted advertising campaigns by channel, demographic, geography
  - Relative pricing model
    - OFB vs. Chase, TD, Santander, etc.
    - Not competing on rate with Marcus, Ally, etc.
- New product and channel development will continue
  - Champion vs challenger for existing tools
  - Additional lending, deposit, and fee producing products being investigated
- Measure, learn, react


Ready
To Go!

Innovation and entrepreneurship over irrelevance.

DIGITAL STRATEGY

23

. . . Corporate Cash Management Jeana Piscatelli Director of Cash Management, Senior Vice President

INVESTOR DAY PRESENTATION

OCEANFIRST

Process at the Speed of Life Consumer expectation cross over to B2B



CORPORATE CASH MANAGEMENT

25

INVESTOR DAY PRESENTATION

Industry Parallels Business and Financial Services Trends



Client
Needs
Technology
Customer

Focus on solving problems for customers, simply and efficiently

Customer Centric

Focusing on customer needs, while incorporating technology.

CORPORATE CASH MANAGEMENT

26

INVESTOR DAY PRESENTATION

OceanFirst

Cash Management Team

Single CRM Platform


CM Director
Jeana Piscatelli
Sales
Dedicated Service & Support
Cash Management Consultants *(CMC)*
Cash Management Operations Manager
Central Region
Southern Region
Government
Cash Management Operations Manager
B.O.S.S. Team Supervisor
B.O.S.S. Team

12 Cash Management professionals with an average experience of 25+ years.

CORPORATE CASH MANAGEMENT

27

INVESTOR DAY PRESENTATION

Our Solutions

OceanFirst

- Account reconcilement processing (ARP)
- Business online banking
- Positive pay
- Dual authority

Competitive with PNC, Bank of America, Wells Fargo, TD Bank and JPMorgan.

- Convert paper to electronic
- Initiate ACH and wires online
- Electronic receivables
- Accept multiple forms of payment

Monitor Account Activity & Fraud

Transfer & Manage Money

Streamline & Expedite Receivable & Payables

- Account analysis statements
- Zero balance accounts
- Escrow
- ACH origination, receipts, addenda reporting and debit blocking
- Wire transfers
- Onsite deposit
- Online bill payment
- Coin and currency ordering
- Foreign wire
- Lockbox
- Merchant

CORPORATE CASH MANAGEMENT

28

INVESTOR DAY PRESENTATION

Boots on the Ground: Sun Conversion Team


20+ Team Members
Weekly "Boots" Team Calls
Customer Conversion Package
Created Client Online Profiles
New Service Capability
Weekly Progress Reports
Extended Service Hours
125+ In-Person Calls
OVER 800 CUSTOMERS

Process drove 100% retention of Sun cash management customers

CORPORATE CASH MANAGEMENT

29

INVESTOR DAY PRESENTATION

OCEANFIRST

Our Client Base


20 Years Experience
3,600 Customers
$2.3 Billion in Balances

Impact

- $41 Million in Escrow balances
- $4 Million+ Annualized Fee Income

Monthly Transaction Volumes

- $2.4 Billion+
- 270,000+ ACH & Wires

CORPORATE CASH MANAGEMENT

30

INVESTOR DAY PRESENTATION

Our Opportunity

OceanFirst

S&P Global: Market Intelligence[1]



(JPM) JPMorgan Chase & Co.
US Branches: Current
(BAC) Bank of America Corp.
US Branches: Current
(TD) Toronto-Dominion Bank
US Branches: Current
(WFC) Wells Fargo & Co.
US Branches: Current
(PNC) PNC Financial Services Group Inc.
US Branches: Current
bing

Cash Management services are now fully digital, allowing OceanFirst to compete for a massive pool of low-cost deposits.

[1] Taken from 2018 S&P Global Intelligence, 2018 Bing Microsoft Corporation and 2018 HERE.

CORPORATE CASH MANAGEMENT

31

INVESTOR DAY PRESENTATION

OceanFirst

Our Opportunity

Comprised of Banks on previous slide	FDIC Deposits (Billions)
Retail Footprint[1]	$96
Greater Philadelphia[2]	$48
Greater New York City[3]	$633

The commercial deposit market within a 2-hour drive, estimated to represent about 50% of these figures, presents a massive opportunity for Commercial Cash Management.

[1] Atlantic, Burlington, Camden, Cape May, Cumberland, Essex, Gloucester, Hunterdon, Mercer, Middlesex, Monmouth, Ocean, Salem, Somerset
[2] Montgomery, Philadelphia
[3] Bronx, Kings, New York, Queens, Richmond

CORPORATE CASH MANAGEMENT

32

. . . Risk Landscape Grace Vallacchi Executive Vice President & Chief Risk Officer

I N V E S T O R D A Y P R E S E N T A T I O N . . . Enterprise Risk Management Framework Board Oversight Risk Corporate Assessment Governance & Management Enterprise Risk Management Framework Personnel Risk Management Reporting Capital . . . Planning R I S K L A N D S C A P E 34

I N V E S T O R D A Y P R E S E N T A T I O N . . . Enterprise Risk Management Framework (cont.) Board Oversight Risk Corporate Assessment Governance & Management Enterprise Risk Management Framework Personnel Risk Management Reporting Capital . . . Planning R I S K L A N D S C A P E 35

I N V E S T O R D A Y P R E S E N T A T I O N . . . Three Lines of Defense LINES OF BUSINESS RISK MANAGEMENT AUDIT • Commercial banking • Board structure and • Internal audit • Residential/consumer renewal process • External audit direct bank • Governance practices • Treasury • Committee structure • Loan & deposit • Enterprise Risk operations Management System • Asset management • BSA/AML • Information security • Consumer compliance • Loan review . . . R I S K L A N D S C A P E Three Lines of Defense support a strong Enterprise Risk Management Framework. 36

INVESTOR DAY PRESENTATION

Preliminary CECL and DFAST Timeline

The final CECL timeline will depend on a variety of factors, both internal and external.

- **4Q18**
  - Dodd Frank Act stress testing
  - **ALLL:** Incurred loss model
- **1Q19**
  - CECL parallel run
- **2Q19**
  - **CECL Parallel Run** — *Assess impact to capital & earnings*
- **3Q19**
  - **CECL Parallel Run** — *Update capital plan & ALLL policy as necessary*
  - Dodd Frank Act stress testing
- **4Q19**
  - **CECL Parallel Run** — *Finalize disclosures*
- **1Q20**
  - CECL Live!

OCEANFIRST

RISK LANDSCAPE

37

. . . OceanFirst Financial Corp. Investor Day – Lunch Break September 12, 2018 . . .

. . . Cyber Security Brian Schaeffer, CISSP, CISA Chief Information Security Officer

I N V E S T O R D A Y P R E S E N T A T I O N . . . Background Noise . . . Source: Domo C Y B E R S E C U R I T Y Digital proliferation drives exponential increases in data and transactions. 40

I N V E S T O R D A Y P R E S E N T A T I O N . . . Financial Activity . . . Financial services digital volumes reflect broader trends. C Y B E R S E C U R I T Y 41 1 Source: Domo.

INVESTOR DAY PRESENTATION

The Challenge

OCEANFIRST

17
Mobile Malware Blocked
Source: Symantec

126,402
Blocked Threats
Source: TrendMicro

2
Unique Phishing Campaigns
Source: APWG.org

542
Records Lost to Hacking
Source: McAfee

$400
Ransomware payments
Source: McAfee

190
Medical Records Stolen
Source: TrendMicro

$856,164
Global Cost of Cybercrime ($300K in the US)
Source: CNBC

1,274
New Malware Variants
Source: Symantec

The bad guys are just as busy.

CYBER SECURITY

42

INVESTOR DAY PRESENTATION

OCEANFIRST

Cybercrime-as-a-Service

Money Mules
Up to 60% of account balance

Droppers
Free - $10,000



Spammers
$1 - $4 per 1,000 emails

Malware
Free - $20,000

Exploit Kits
$2,000 per month

Infrastructure
$50 - $1,000 per month

Efficiency is not limited to the good guys.

[1] Source: IBM.

CYBER SECURITY

43

I N V E S T O R D A Y P R E S E N T A T I O N . . . Visible Threats Public Web 4% of the Internet 96% of the Internet Deep Web Dark Web . . . C Y B E R S E C U R I T Y The greatest threats are well below the sight line of most organizations. 44

I N V E S T O R D A Y P R E S E N T A T I O N . . . Paradigm Shift Protect data, not just devices. Traditional Thinking Cloud Build layers around a physical location Vendor Mobile . . . C Y B E R S E C U R I T Y 45

I N V E S T O R D A Y P R E S E N T A T I O N . . . Alignment with Frameworks and Standards Innovative Advanced Intermediate Evolving Baseline . . . NIST - Cybersecurity FFIEC – Cybersecurity Assessment C Y B E R S E C U R I T Y Framework Tool 46

I N V E S T O R D A Y P R E S E N T A T I O N . . . Multifaceted Approach People System Cybersecurity Process Program . . . Regulatory Resiliency C Y B E R S E C U R I T Y 47

. . . Force Multiplier How do you mitigate Vendors threats while managing budgets? Information Technology Cybersecurity Program Infragard Staff and FS-ISAC Customers Physical Security Law Enforcement 48

INVESTOR DAY PRESENTATION

OceanFirst

On the White Board


01
Leverage Artificial Intelligence
02
Single Pane of Glass
03
Improve Resiliency
04
Simplify Data Security
05
Drive Risk Adverse Culture
06
Continual Learning
Cybersecurity Program Additions

Leveraging technology, tools, and partners allows Cyber Security to scale.

CYBER SECURITY

49

. . . IT & Operations Strategy Joseph Iantosca Executive Vice President & Chief Administrative Officer

I N V E S T O R D A Y P R E S E N T A T I O N . . . Focus Areas • Talent Operations • Process • Business Intelligence Technology • Project Management • Retail Real Estate • Administrative . . . I T & O P E R A T I O N S S T R A T E G Y 51

I N V E S T O R D A Y P R E S E N T A T I O N . . . Operations & Technology Strategy OPERATIONS TALENT 174 professionals, including 30 IT staff Process Technology STRATEGIC PARTNERS . . . I T & O P E R A T I O N S S T R A T E G Y 52

INVESTOR DAY PRESENTATION

Business Intelligence

- Business Intelligence
  - Initiated in 2014
  - 8 FTE and growing
    - Data Science focus
    - Interns through advanced degrees
  - Evolving data model
    - 12 primary data sources
    - Grows by 1.3Million rows daily
    - Custom output tools
  - Informs business decisions

BI Data Model


Customers, Prospects, Centers of Influence
Accounts, Cards, Mobile, Transactions, Collateral
Employees, Branches, NPS
Risk Management
Marketing
Data Driven Decisions
Facilities and Staffing
Products

IT & OPERATIONS STRATEGY
53

INVESTOR DAY PRESENTATION

Project Management Office

- Project Management Office
  - Created in 2016
  - 5 FTE
  - Engaged in all key Bank projects
- Core Competencies
  - Integrations
  - Branch consolidations
  - Technology rollouts

Acquisition Metrics

- 210,000 Customer & 220,000 Account Records
- 161,000,000 Data Elements converted & validated
- 18 Applications integrated per acquisition
- 450 completed formal training and OTJ "homework"
- 47,200 man hours spread over 526 staff members
- 384,600 customer mailings

- Colonial American Bank — October 2015
- Single Branch from Provident — March 2016
- Cape Bank — October 2016
- Ocean City Home Bank — May 2017
- Sun National Bank — June 2018

OCEANFIRST

IT & OPERATIONS STRATEGY

I N V E S T O R D A Y P R E S E N T A T I O N . . . Pro-active Management of Real Estate Assets Evolution of Real Estate Assets 600,000 100 90 500,000 80 400,000 70 60 300,000 50 40 of # Locations SquareFootage Toms River 200,000 30 100,000 20 10 - - Aug '15 May '16 Oct '16 Nov '16 May '17 Jan '18 Jun '18 Retail Sq Ft Non-Retail Sq Ft Retail # Non-Retail # Retail # Before Consolidation Proficient Model for Managing Real Estate Applewood • Since August 2015 (3 years) (Full-Service in 192-Sq. Ft.) • Consolidated 33 of 96 branches (34%) • Average branch size @$100MM • Relocated administrative & operations staff to 2 primary facilities • Reduced space needs by 125,000 square feet . . . • 333 staff members now working in Toms River and Red Bank I T & O P E R A T I O N S S T R A T E G Y Red Bank • 206 staff members relocated to gain synergy and efficiency 55

I N V E S T O R D A Y P R E S E N T A T I O N . . . Branch Consolidations • Proprietary Model • Highly Accurate • Multiple Client Touches Deposit results tracked to ensure maximum retention. . . . I T & O P E R A T I O N S S T R A T E G Y 56

I N V E S T O R D A Y P R E S E N T A T I O N . . . Measuring Efficiency Assets & Core Net Income per FTE1 Efficiency Ratio 120 10,000 65% 100 8,000 60% 80 6,000 60 55% 4,000 40 TARGET Assets Assets per FTE 50% 20 2,000 45% CoreNet CoreNet Income per FTE 2013 2014 2015 2016 2017 6/30/2018 40% Assets Per FTE Core Net Income/FTE 2013 2014 2015 2016 2017 6/30/2018 Core Non-Interest Expense/Assets1 Earnings per $ of Compensation Expense $1.20 2.60% $1.00 2.40% Target $0.80 2.20% $0.60 2.00% $0.40 Target 1.80% $0.20 1.60% $0.00 . . . 2013 2014 2015 2016 2017 6/30/2018 2013 2014 2015 2016 2017 6/30/2018 I T & O P E R A T I O N S S T R A T E G Y 57 1Assets are average for the year and 06/30/2018 ratios are annualized.

I N V E S T O R D A Y P R E S E N T A T I O N . . . Conclusion Operations Talent Process The foundation for future growth and Efficiency scalability is well established. Business Project Intelligence Management . . . Technology I T & O P E R A T I O N S S T R A T E G Y 58

. . . Panel Discussion Joseph Lebel, Executive Vice President & Chief Banking Officer Vincent D’Alessandro, Southern Region President George Destafney, Central Region President

I N V E S T O R D A Y P R E S E N T A T I O N . . . Recruiting • Targets • How? Employee Dedicated Market Influencers Referrals Recruiter (CPA/Legal) • Outlook • Projected to hire 4 new RM’s by year end . . . P A N E L D I S C U S S I O N 60

INVESTOR DAY PRESENTATION

OCEANFIRST

What is Our In-Market Competition Offering?

	COMPETITIVE ANALYSIS[1]			
	PNC Bank $	TD Bank $	Bank of America $	WellsFargo $
Money Market Accounts *(MMAs)*	0.13%	0.05-0.35 Tiered	0.06%	0.03-.05 Tiered
CDs *(12 mos.)*	0.20%	0.50%	0.05%	0.15%
FDIC Deposits in Retail Footprint	$18B/140-Offices	$19B/127-Offices	$15B/122-Offices	$16B/140-Offices

[1] Consumer rates for account balances $100,000 or less (APY).

PANEL DISCUSSION

61

I N V E S T O R D A Y P R E S E N T A T I O N . . . Regions Corporate George Destafney Central Region President Vincent D’Alessandro Southern Region President . . . P A N E L D I S C U S S I O N 62

. . . Closing Remarks Christopher Maher Chairman and Chief Executive Officer

INVESTOR DAY PRESENTATION

Summary

- Investment in organic growth provides strong foundation
- Digital investments are substantially advanced, marketing program ahead
- Operating efficiencies poised to improve
- Talent war is real; OceanFirst has been attracting extraordinary leaders

OceanFirst Milestones – 116 Years of Growth



1902
Founded, Point Pleasant, NJ
1985
Branch Expansion into Middlesex County
1996
IPO to Mutual Depositors
Created OceanFirst Foundation
Established Commercial Lending
1999
Branch Expansion into Monmouth County
2000
Established Trust and Asset Management
2014
OceanFirst Foundation Exceeds $25 Million in Cumulative Grants
2015
Colonial American Bank Acquired
Commercial LPO Expansion into Mercer County
2016
Cape Bancorp Acquired
Ocean Shore Holding Co. Acquired
2017
2018
Adopted National Commercial Bank Charter
Sun Bancorp, Inc. Acquisition January 31, 2018

OCEANFIRST

CLOSING REMARKS

64

. . . Appendix A: Meet the Team . . .

I N V E S T O R D A Y P R E S E N T A T I O N . . . Meet Our Team Christopher Maher is Chairman, President and Chief Executive Officer of OceanFirst Financial Corp. and OceanFirst Bank. Mr. Maher is Chairman of the Board of Directors of OceanFirst Foundation. Prior to joining OceanFirst, Mr. Maher served as President and Chief Executive Officer of Patriot National Bancorp and Patriot National Bank. Mr. Maher is active in the non-profit community, serving as Chairman of the Board of Trustees of Helen Keller Services. Mr. Maher serves on the Board of Trustees of Monmouth University, and as a Director of Hackensack Meridian Health Hospitals and Hackensack Meridian Residential Care. Also active within the banking industry, Mr. Maher serves on the Federal Reserve Bank of Philadelphia’s Community Depository Institutions Advisory Council (CDIAC) and has been appointed President of the Federal Reserve Board of Governors CDIAC for 2019. Mr. Maher is also a member of the Board of the New Jersey Bankers Association. Christopher Maher, Chairman and Chief Executive Officer Joseph Lebel is Chief Banking Officer and Executive Vice President of OceanFirst Bank. Mr. Lebel leads all of the revenue generating areas of the Bank. Mr. Lebel’s direct reports include the Bank’s regional presidents, the president of the digital banking efforts, and the director of marketing. Mr. Lebel began his banking career with First Fidelity Bank, N.A. assuming additional responsibilities in the commercial lending area as the bank grew and was acquired, eventually becoming First Union National Bank, Wachovia Bank, NA and now Wells Fargo. When Mr. Lebel left First Union in April 2006 to join OceanFirst Bank, he was a Senior Vice President in the Middle Market Banking Group. Mr. Lebel is a member of the Board of Directors of Nest Egg Investments. Mr. Lebel is also a member of the Board of Trustees of Fulfill and he serves on the Board of Directors of the Community Medical Center Foundation. Mr. Lebel previously served on the RMA Community Bank Council and has been a featured speaker at several of their . . . annual risk conferences. A P P E N D I X Joseph Lebel, Executive Vice President and Chief Banking Officer 66

I N V E S T O R D A Y P R E S E N T A T I O N . . . Meet Our Team David Howard is President of Digital Strategy & Innovation at OceanFirst Bank where he oversee’s strategy and implementation of all digital and broadly distributed channels and products of the Bank. Prior to this role, he was the bank’s Chief Risk Officer. Prior to joining OceanFirst, Mr. Howard was a Managing Director at Guggenheim Partners in New York, financial services firm with over $200 billion in assets under management. Among other duties, he was co-founder and Chief Risk Officer of the company’s banking subsidiary, the first de novo bank to achieve investment grade ratings. Previously, Mr. Howard was a Managing Director at General Electric Capital and Chief Risk Officer of their $250 billion insurance subsidiary, FGIC. Mr. Howard began his finance career at Fitch Ratings, where he advanced to head the Consumer Asset Backed Securities Group and then was Managing Director of the Credit Products Group. Mr. Howard received a B.S. in Electrical Engineering from Syracuse University and worked in nuclear and defense engineering for several years before turning to finance. Mr. Howard is on the Board of Directors of the NJ TriDevils and leads their efforts in ParaTriathlon, including coaching disabled athletes in swimming, cycling, and running. Mr. Howard was named the NJ Ambassador to USATriathlon in their efforts to expand participation in the sport to athletes with physical disabilities and search for candidates to represent the United States at the Paralympic Games in Brazil 2016. David Howard, President, Direct Bank Jeana Piscatelli is Senior Vice President, Director of Cash Management for OceanFirst Bank. She is responsible for implementation of overall strategy and management of corporate cash management. Prior to joining OceanFirst, Ms. Piscatelli held various roles with J.P. Morgan and Wells Fargo in New York. At J.P. Morgan’s Financial Institutions Group, she had regional responsibility for Banks and FinTech companies in the Mid-Atlantic. At Wells Fargo, Ms. Piscatelli was Director of Institutional Foreign Exchange & Sales for the International division. Before moving to International, she was in the Global Financial Institutions Group, where she established the bank’s Wholesale correspondent banking presence in the Northeast. She also spent 8 years with AT&T and AT&T Wireless. As Manager of Global Accounts, Jeana led sales efforts in the Hospitality & Tech Verticals and developed world-wide wireless solutions for Fortune 500 clients. Ms. Piscatelli received her B.S. in Marketing and Finance from Monmouth University, and an M.B.A, with a concentration in Finance and a Post-Master’s Certificate in Accounting, also from Monmouth. She is involved in various community support programs furthering diversity, women’s leadership initiatives and is Vice-Chair of the Board of Trustees for Monmouth University. Ms. Piscatelli previously chaired the Business Council for the Monmouth University Leon Hess Business School from . . . 2010-2013. A P P E N D I X Jeana Piscatelli, Director of Cash Management and Senior Vice President 67

I N V E S T O R D A Y P R E S E N T A T I O N . . . Meet Our Team Grace Vallacchi joined OceanFirst Bank, N.A. as Executive Vice President and Chief Risk Officer in September 2017. She is an experienced risk management professional with more than 25 years of experience in commercial banking and regulatory oversight. Previously, Ms. Vallacchi was an Associate Deputy Comptroller in the Northeastern District of the Office of the Comptroller of the Currency (OCC). As Associate Deputy Comptroller, Ms. Vallacchi was a senior officer of the Northeastern District with responsibilities that included direct oversight of seven Assistant Deputy Controllers with 180+ examiners responsible for supervising 120 community banks and thrifts. Ms. Vallacchi also spent several years with New Jersey commercial banks, beginning her banking career at First Fidelity Bank in Newark as Vice President and Large Corporate Relationship Manager before serving as Vice President and Senior Commercial Credit Underwriter at First Union National Bank in Summit. During this time, she became a Chartered Financial Analyst. Grace Vallacchi, Executive Vice President and Chief Risk Officer, CFA Brian Schaeffer joined OceanFirst Bank, N.A. as Chief Information Security Officer in February 2018. Mr. Schaeffer joined OceanFirst through the acquisition of Sun National Bank and is a senior level information technology, security, and risk management practitioner with more than 25+ years of experience providing solutions within the financial services, healthcare, publishing, and public sectors. The largest focus of this time has been in community banking where he has been recognized as a “New Leader in banking” by the New Jersey Bankers Association and a “Rising Star” by the Independent Community Bankers Association. He has also spent time as a banking consultant, reviewing risk management and information security for several banks in the region. Prior to his banking experience, Brian has held several positions including one with Dow Jones where he helped managed the worldwide corporate Internet security services and the systems that produce the Wall Street Journal. Mr. Schaeffer has spent the last 15+ years supporting National Security and Critical Infrastructure Protection initiatives, donating expertise and providing insight to Federal Law enforcement and Intelligence Agencies. These contributions have led to public recognition including the Federal Executive Board “2010 Excellence in Government” Gold Medal award for group private sector involvement. Mr. Schaeffer was recognized for his participation in an early warning intrusion detection system that enables law enforcement to be proactive in identifying persistent cyber threats targeting our national infrastructure. Mr. Schaeffer earned a Bachelor degree in computer science from Rutgers University and a Master’s of Science in Information Assurance and Security from Capella University. He also maintains the Certified Information Systems Security Professional (CISSP) and Certified Information Systems Auditor (CISA) . . . certifications A P P E N D I X Brian Schaeffer, CISSP, CISA, Chief Information Security Officer 68

I N V E S T O R D A Y P R E S E N T A T I O N . . . Meet Our Team Joseph Iantosca is the Executive Vice President/Chief Administrative Officer. He is responsible for the planning, execution, and management of Operations, Technology (including Business Intelligence and the Project Management Office), and Facilities for the Bank. Additionally, the Chief Information Security Officer, the Director of BSA and the Security Officer are among his direct reports. Mr. Iantosca began his career as retail banker and early in his career moved into the technology area of Financial Services. Prior to joining OceanFirst, Mr. Iantosca was National Vice President, Conversions and Implementations, for BISYS Banking Solutions, Inc. In this position he was responsible for all conversions, implementations and strategic acquisition integrations for a national data processing company. Mr. Iantosca currently serves as Past Chairman of the Board of the CentraState HealthCare System. He is also a Director of the NJ Council for Economic Education and a Trustee of the VNA Health Group Foundation. Joseph Iantosca, Executive Vice President and Chief Administrative Officer Vincent D’Alessandro is President of the Southern Region of OceanFirst Bank. As a Regional President, Mr. D’Alessandro manages all aspects of customer facing initiatives including: commercial lending, consumer lending, retail banking and government banking. This region includes customers and staff from three of the four whole bank acquisitions completed by OceanFirst. Mr. D’Alessandro was previously a Senior Vice President and Commercial Team Leader. Mr. D’Alessandro joined OceanFirst in 2008 with almost 20 years of experience in the financial services industry. Mr. D’Alessandro’s experience in Commercial Credit and Lending spans both community and regional banks having also held positions in the commercial departments at Garden State Bank, PNC Bank and Shore Community Bank. Mr. D’Alessandro is dedicated to giving back to the communities. He serves nonprofit organizations including: Shore Medical Center; Atlantic Cape Community College Foundation, HERO Campaign for Designated Drivers, and previously to Ocean County College Foundation, United Way of Ocean County, Ocean County YMCA, First Tee of Monmouth and Ocean Counties, and the American Cancer Society. Mr. D’Alessandro graduated from Rutgers University. Mr. D’Alessandro also graduated from the American Bankers . . . Association Stonier Graduate School of Banking which includes the University of Pennsylvania Wharton School of Business Leadership. A P P E N D I X Vincent D’Alessandro, Southern Region President 69

I N V E S T O R D A Y P R E S E N T A T I O N . . . Meet Our Team George Destafney is President of the Central Region of OceanFirst Bank. As a Regional President, Mr. Destafney manages customer facing initiatives including: commercial lending, consumer lending, retail banking, and government banking. The Central Region market area spans Central New Jersey, Bucks County, and Philadelphia, Pennsylvania. Mr. Destafney joined the OceanFirst team in 2013 after spending 19 years at TD Bank N.A and it’s predecessor, Commerce Bank. He began his career as a teller and quickly transitioned to the commercial area as a Senior Credit Analyst. Mr. Destafney continued to take on greater responsibilities as a Commercial Loan Officer first in Ocean County, New Jersey and then helped launch Commerce Bank’s move into Long Island, New York. Mr. Destafney has volunteered his time and talents to several non-profit organizations including serving in executive leadership roles for the United Way of Monmouth and Ocean Counties. Currently, he is a member of the Monmouth University Business Council, Children’s Specialized Hospital Foundation Board of Trustees and Saint John Vianney High School Advisory Board. In addition to his college education, during his career at OceanFirst, Mr. Destafney graduated from the American Bankers Association Stonier Graduate School of Banking which includes the University of Pennsylvania Wharton School of Business Leadership. George Destafney, Central Region President . . . A P P E N D I X 70

. . . Appendix B: Links for Additional Information . . .

. . . New Digital Product Links • New Account Opening • Click the following link to demo or open an OceanFirst checking account • https://www.oceanfirstonline.com/home/personal/ checking • Nest Egg at Ocean First • Click the following link to demo or open a Nest Egg at OceanFirst account • https://www.mybanknestegg.com/oceanfirst . . . 72

. . . Additional Links • Bloomberg Article • Click the following link to view an article published by Bloomberg regarding financial technology for senior citizens • https://www.bloomberg.com/news/articles/2018- 08-07/senior-citizens-get-support-from-financial- technology • YouTube Channel • Click the following link to view our digital promotional video featuring Max • https://www.youtube.com/watch?v=72zRDWeIRFM . . . 73